PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS BLUE CHIP FUND

Dear Investor:

The current economic expansion extended into its fifth year in 1996. The economy grew by 3.4% during the year while the core rate of consumer price inflation increased 2.6%, its slowest growth since the mid 1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets and generated strong demand for U.S. equity securities in particular.

The U.S. stock market posted its second consecutive year of strong gains in 1996 with the S&P 500 Index rising 22.9%. Recognizing that deregulation and internationalization had generated fundamental changes in the U.S. economy, investors remained comfortable with the earnings outlook for U.S. based companies. Supported by a continuing revolution in technology, profit margins were bolstered by management tools such as just in time inventory, the ability to bring labor and capital on line quickly, controlled unit labor costs and productivity gains. Investors became comfortable with the notion of the internationalization of the U.S. economy shielding it from recessions by diversifying its supply lines and its revenue base. Outsourcing and the use of temporary workers also contributed to the bottom line, containing costs and contributing to a low inflationary environment.

For the year ended December 31, 1996, Executive Investors Blue Chip Fund returned on a net asset value basis 20.6%, compared to a 20.8% return for the Lipper Growth and Income Average. The Executive Investors Blue Chip Fund benefited from solid gains in the energy group, specifically the oil and gas drilling and exploration group (Dresser Industries, Schlumberger and Halliburton). The technology group (Microsoft, IBM and Intel) and money center bank group (Citicorp and Chase Manhattan) were also major contributors to your Fund's performance for the year. The Fund also benefited from a year end rally in the pharmaceutical group (Eli Lilly and Merck). Telecommunications, specifically the long distance (AT&T, MCI Communications and Sprint) and regional carriers (BellSouth, NYNEX and Bell Atlantic), construction (Fluor) and consumer staples (Heinz, General Mills and Kellogg) groups hindered the Fund's performance for 1996.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock market. A significant risk to the stock market is that a too rapidly expanding economy creates inflationary pressures, leading the Federal Reserve to raise interest rates. Investors should also recognize that certain sectors of the market, such as technology, can be more volatile than the overall market. Investments in such sectors can create greater opportunities but also entail greater risk. Finally, on a technical basis the current bull market is now the longest in history and, according to many market historians, may be ready for a correction.

We believe the fundamentals supporting continued moderate economic expansion, mild inflation, and continued growth in the U.S. stock market are still in place. U.S. companies, through the continued implementation of new technologies to improve productivity, should remain highly competitive domestically and internationally. Through a sector neutral, bottom up investment strategy we will continue to identify those companies we believe are positioning themselves to remain competitive and generate above average growth. While our main focus will remain on the long term, we will take advantage of short-term trading opportunities as they arise.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

    [SIGNATURE]

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the Executive Investors Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 BLUE CHIP FUND                 S 500
May-90                                            9,525                10,000
Dec-90                                            9,215                 9,335
Dec-91                                           11,774                12,185
Dec-92                                           12,259                13,060
Dec-93                                           13,256                14,340
Dec-94                                           13,096                14,524
Dec-95                                           17,849                20,463
Dec-96                                           21,530                25,161
                           Average Annual Total Return*
                                            N.A.V. Only   S.E.C. Standardized
One Year                                         20.62%                14.92%
Five Years                                       20.83%                11.74%
Since Inception
(5/17/90)                                        13.08%                12.26%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS BLUE CHIP FUND BEGINNING 5/17/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE S&P 500 INDEX. THE S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 13.54%, 10.16% AND 10.38%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. S&P 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS HIGH YIELD FUND

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs during 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

1996 was a year of incredible activity in fixed income markets and for high yield bonds in particular. The net result was positive for the high yield market and the Executive Investors High Yield Fund. Junk bond market returns of 13.7% and 12.4% as measured by the Lipper Analytical Services average of fund returns and Credit Suisse First Boston, respectively, were sharply higher than the 0.1% total return for ten year Treasury notes. Buoyant capital markets, led by rising equity valuations, created an environment in which credit sensitive bonds as a group, especially junk bonds, outperformed Treasury securities of equivalent maturities. Investors who observed this profit potential and who were willing to assume the credit risk inherent in high yield issuers responded by directing tens of billions of dollars into the high yield bond market. In spite of record new issuance, there has still been market wide competition for new investments. High yield issuers thus had more flexibility with which to bolster liquidity, implement growth plans, reduce their costs of capital and improve their credit strength. The greatest benefit of this flexibility generally accrued to the lowest rated companies in the junk bond pecking order -- weak single B or split rated single B/ CCC+ -- companies with the least room for error. Consequently, many of those bonds outperformed higher quality issuers, which tended to be more affected by rising interest rates.

During 1996, Executive Investors High Yield Fund returned on a net asset value basis 13.7% equalling the average of all high yield funds as measured by Lipper Analytical Services, Inc. Our strategy has been to emphasize companies with managements intent on -- and capable of -- paying their obligations and improving their credit ratings. As noted above, the best relative performance in 1996 often came from companies employing much more aggressive and risky financial and operating strategies. Nevertheless, the Fund had several investments which exceeded market expectations and delivered exceptional performance such as: WCI Steel, Garden State News, Monarch Marking, Lamar Advertising, Gulf Canada, Outdoor Systems, Synthetic Industries and Moran Transportation. A few of these are no longer held because the companies bought back their bonds at above market prices that we simply could not refuse. The Fund has a material investment in Bell Cablemedia and Videotron Holdings because of their strong location and strategy. They have become a major force in Cable TV and deregulated telephone service in Great Britain. Their bonds have appreciated because these companies are being acquired by a much larger investment grade U.K. company. A low concentration in gaming slowed performance in the first half of 1996 and enhanced it later in the year as investors realized that the industry's expansion phase was ending and more intense competition was beginning. The market wide default rate declined from 3.1% in 1995 to 1.4% in 1996; however, the Fund experienced no defaults. We elected to sell at moderate discounts a few holdings where credit deterioration appeared likely.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For

EXECUTIVE INVESTORS HIGH YIELD FUND

example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

As 1997 begins, it is important to recognize that high yield bonds are very much intertwined with valuations that prevail throughout the capital markets. This means that the health of the equity market is every bit as important as the direction of interest rates in understanding the overall direction of our market. We do not rely on yield declines to continue to drive portfolio appreciation as in the last couple of years. Instead, we emphasize basic "blocking and tackling" -- investment research that perceives big picture industry trends, identifies management capability, and locks in on strategies and business plans that will work for bondholders. This will be key in delivering value -- superior yield that compensates the Fund for the higher risks assumed by investing in the junk bond market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. A significant risk to the market is that inflation may increase due to the length of the economic expansion. This could lead the Federal Reserve to raise interest rates, hurting both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. We will continue to be alert to events that may affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

     [SIGNATURE]

George V. Ganter
Vice President
  and Portfolio Manager

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the Executive Investors High Yield Fund and the First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 HIGH YIELD FUND         FIRST BOSTON HIGH YIELD INDEX
Mar-87                                            9,525                         10,000
Dec-87                                             9113                          10563
Dec-88                                            11055                          12107
Dec-89                                            10933                          12155
Dec-90                                            9,566                         11,379
Dec-91                                           12,968                         16,358
Dec-92                                           15,008                         19,075
Dec-93                                           17,564                         22,683
Dec-94                                           17,156                         22,463
Dec-95                                           20,430                         26,367
Dec-96                                           23,227                         29,642
                           Average Annual Total Return*
                                            N.A.V. only            S.E.C. Standardized
One Year                                         13.69%                          8.28%
Five Years                                       12.39%                         11.32%
Since Inception
(3/24/87)                                         9.55%                          9.00%
S.E.C. 30-Day Yield                               7.60%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS HIGH YIELD FUND BEGINNING 3/24/87 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE FIRST BOSTON HIGH YIELD INDEX. THE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 852 DIFFERENT ISSUES, 706 OF WHICH ARE CASH PAY, 127 OF WHICH ARE ZERO-COUPON, 9 OF WHICH ARE STEP BONDS, 1 OF WHICH IS A PAYMENT-IN-KIND BONDS AND THE REMAINING 9 OF WHICH ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF
7.8 YEARS, AN AVERAGE MATURITY OF 7.8 YEARS, AN AVERAGE DURATION OF 4.2 YEARS AND AN AVERAGE COUPON OF 10.6%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75% (PRIOR TO 10/28/88, THE MAXIMUM SALES CHARGE WAS 4.0%) AND ARE LOWER THAN THEY WOULD HAVE BEEN HAD THE SALES CHARGE NOT BEEN INCREASED. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 7.61%, 10.61% AND 7.80%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1996 WOULD HAVE BEEN 7.01%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs in 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

Long-term municipal bond yields rose approximately 30 basis points (.30%) during 1996. The municipal bond market's performance compares very favorably to the Treasury bond market where long-term yields rose approximately 70 basis points (.70%). The municipal bond market's relatively strong performance during 1996 was attributable to the comparatively cheap levels at which the market began the year, due to concerns over potential tax reform. As those concerns disappeared, demand for tax-exempt bonds increased and municipal bonds appreciated versus Treasury bonds. In fact, broad based demand throughout the year from individuals and insurance companies was sufficient to absorb $183 billion of the new issue supply.

During 1996, Executive Investors Insured Tax Exempt Fund had a total return on a net asset value basis of 4.1%. The return compares favorably to the average return of 2.8% for insured municipal bond funds reported by Lipper Analytical Services, Inc. In 1996, the Fund declared dividends from investment income of
66.5 cents per share and made a capital gain distribution in the amount of 10.8 cents per share.

The Fund's strong performance is attributable to several factors. First, the Fund successfully managed interest rate risk during the year as yields rose substantially during the first part of the year and then declined during the Fall. Second, the Fund took advantage of short-term trading opportunities, particularly by purchasing relatively cheap new issues. Third, the Fund has continually focused on improving call protection, particularly by buying noncallable bonds.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, while the Fund's municipal bonds are insured as to timely payment of principal and interest, this insurance does not protect the bonds against changes in market value. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. The primary risk to the market is that inflation may increase due to the length of the economic expansion. This could lead the Federal Reserve to raise interest rates, hurting both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. As always, we will be alert to events that may affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

    [SIGNATURE]

Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the Executive Investors Insured Tax Exempt Fund and the Lehman Brothers Municipal Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             INSURED TAX EXEMPT FUND       LEHMAN BROTHERS MUNICIPAL BOND INDEX
Jul-90                                             9,375                                   10,000
Dec-90                                             9,901                                   10,286
Dec-91                                            11,188                                   11,536
Dec-92                                            12,412                                   12,552
Dec-93                                            14,366                                   14,093
Dec-94                                            13,798                                   13,365
Dec-95                                            16,631                                   15,697
Dec-96                                            17,313                                   16,364
                           Average Annual Total Returns*
                                             N.A.V. Only                          S.E.C. Standard
One Year                                           4.11%                                  (-0.84)
Five Years                                         9.07%                                    8.02%
Since Inception
(7/26/90)                                          9.73%                                    8.90%
S.E.C. 30-Day Yield                                4.55%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND BEGINNING 7/26/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM INVESTMENT GRADE TAX EXEMPT BOND MARKET. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 21,000 MUNICIPAL BONDS WHICH ARE PRICED BY MULLER DATA CORP. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES OR COST OF INSURANCE OF THE BONDS HELD BY AN INSURED TAX-EXEMPT BOND FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (3.81)%, 6.27% AND 7.44%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1996 WOULD HAVE BEEN 3.61%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS MUNICIPAL BOND INDEX FIGURES FROM LEHMAN BROTHERS INC. AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            COMMON STOCKS--94.1%
            BASIC MATERIALS--5.1%
      100   *Alumax, Inc.                                      $    3,337     $    15
      100   Aluminum Company of America                             6,375          30
      200   Barrick Gold Corporation                                5,750          27
      200   Cabot Corporation                                       5,025          23
      100   Dow Chemical Company                                    7,837          36
      100   Du Pont (E.I.) de Nemours & Company                     9,437          44
      100   Freeport-McMoRan Copper & Gold, Inc. - Class "B"        2,987          14
      300   IMC Global, Inc.                                       11,737          54
      300   International Paper Company                            12,112          56
      100   Mead Corporation                                        5,812          27
      400   Monsanto Company                                       15,550          72
      150   Morton International, Inc.                              6,112          28
      100   Nucor Corporation                                       5,100          24
      100   Pioneer Hi-Bred International, Inc.                     7,000          32
      100   Sigma-Aldrich Corporation                               6,244          29
-------------------------------------------------------------------------------------
                                                                  110,415         511
-------------------------------------------------------------------------------------
            CAPITAL GOODS--12.6%
      100   AlliedSignal, Inc.                                      6,700          31
      300   Avery Dennison Corporation                             10,612          49
      100   Boeing Company                                         10,637          49
      300   Caterpillar, Inc.                                      22,575         105
      200   Corning, Inc.                                           9,250          43
      100   Cummins Engine Company, Inc.                            4,600          21
      100   Emerson Electric Company                                9,675          45
      400   General Electric Company                               39,550         183
      300   General Signal Corporation                             12,825          59
      200   Harnischfeger Industries, Inc.                          9,625          45
       75   Ingersoll-Rand Company                                  3,337          15
      100   Johnson Controls, Inc.                                  8,287          38
      200   Kennametal, Inc.                                        7,775          36
      200   *Laidlaw, Inc. - Class "B"                              2,300          11
      100   Lockheed Martin Corporation                             9,150          42
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            CAPITAL GOODS (continued)
      130   Minnesota Mining & Manufacturing Company           $   10,774     $    50
      300   *Philip Environmental, Inc.                             4,350          20
      100   Raychem Corporation                                     8,012          37
      200   Textron, Inc.                                          18,850          87
      400   Thomas & Betts Corporation                             17,750          82
      200   *Tyco International, Ltd.                              10,575          49
      200   United Technologies Corporation                        13,200          61
      400   *USA Waste Services, Inc.                              12,750          59
      300   WMX Technologies, Inc.                                  9,787          45
-------------------------------------------------------------------------------------
                                                                  272,946       1,262
-------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--1.8%
      200   *Airtouch Communications, Inc.                          5,050          23
      200   BellSouth Corporation                                   8,075          37
      300   GTE Corporation                                        13,650          63
      200   MCI Communications Corporation                          6,537          30
      100   SBC Communications, Inc.                                5,175          24
-------------------------------------------------------------------------------------
                                                                   38,487         177
-------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--10.0%
      200   Adidas AG (GDR)                                         8,630          40
      800   Chrysler Corporation                                   26,400         122
      100   Danaher Corporation                                     4,662          22
      100   Eastman Kodak Company                                   8,025          37
      500   *Federated Department Stores, Inc.                     17,062          79
      200   General Motors Corporation                             11,150          52
      200   Hasbro, Inc.                                            7,775          36
      300   Hilton Hotels Corporation                               7,837          36
      400   Home Depot, Inc.                                       20,050          93
      700   *Host Marriott Corporation                             11,200          52
      400   *Lear Corporation                                      13,650          63
      150   Masco Corporation                                       5,400          25
      200   McGraw-Hill Companies, Inc.                             9,225          43
      200   Nike, Inc.                                             11,950          55
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            CONSUMER CYCLICALS (continued)
      400   Ogden Corporation                                  $    7,500     $    35
      300   *Price/Costco, Inc.                                     7,537          35
      100   Sears, Roebuck and Company                              4,612          21
      400   *Staples, Inc.                                          7,225          33
      200   Tribune Company                                        15,775          73
      500   Wal-Mart Stores, Inc.                                  11,437          53
-------------------------------------------------------------------------------------
                                                                  217,102       1,005
-------------------------------------------------------------------------------------
            CONSUMER STAPLES--13.5%
      300   Anheuser-Busch Companies, Inc.                         12,000          56
      500   Coca-Cola Company                                      26,312         122
      200   CPC International, Inc.                                15,500          72
      400   Dole Food Company                                      13,550          63
      100   General Mills, Inc.                                     6,337          29
      400   Gillette Company                                       31,100         144
      150   Heinz (H.J.) Company                                    5,362          25
      300   *Infinity Broadcasting Corporation - Class "A"         10,088          47
      100   Kimberly-Clark Corporation                              9,525          44
      100   *Kroger Company                                         4,650          22
      900   PepsiCo, Inc.                                          26,325         122
      300   Procter & Gamble Company                               32,250         149
    1,000   *Steiner Leisure, Ltd.                                 20,125          93
      200   Sysco Corporation                                       6,525          30
      200   *Tele-Communications, Inc. Liberty Media Group -
              Class "A"                                             5,713          26
      100   Unilever N.V.                                          17,525          81
      100   *Viacom, Inc. - Class "B"                               3,488          16
      150   *Vons Companies, Inc.                                   8,981          42
      100   Walgreen Company                                        4,000          19
      400   Walt Disney Company                                    27,850         129
      100   Wendy's International, Inc.                             2,050          10
      100   Whitman Corporation                                     2,288          11
-------------------------------------------------------------------------------------
                                                                  291,544       1,352
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            ENERGY--7.2%
      150   Amoco Corporation                                  $   12,075     $    56
      200   Baker Hughes, Inc.                                      6,900          32
      200   Dresser Industries, Inc.                                6,200          29
      200   Exxon Corporation                                      19,600          91
      100   Halliburton Company                                     6,025          28
       50   Kerr-McGee Corporation                                  3,600          17
      200   Mobil Corporation                                      24,450         113
      225   Royal Dutch Petroleum Company                          38,419         178
      200   Schlumberger, Ltd.                                     19,975          93
      100   Texaco, Inc.                                            9,813          45
      200   Unocal Corporation                                      8,125          38
-------------------------------------------------------------------------------------
                                                                  155,182         720
-------------------------------------------------------------------------------------
            FINANCIAL--13.7%
      200   Allstate Corporation                                   11,575          54
      200   American Express Company                               11,300          52
      150   American International Group, Inc.                     16,238          75
      200   Bank of Boston Corporation                             12,850          60
      150   BankAmerica Corporation                                14,963          69
      300   Charles Schwab Corporation                              9,600          44
      200   Chase Manhattan Corporation                            17,850          83
      200   Citicorp                                               20,600          95
      200   Dean Witter Discover and Company                       13,250          61
      500   Federal National Mortgage Association                  18,625          86
      100   Fifth Third Bancorp                                     6,281          29
      200   First Union Corporation                                14,800          69
      100   General Re Corporation                                 15,775          73
      100   ITT Hartford Group, Inc.                                6,750          31
      200   Marshall & Ilsley Corporation                           6,925          32
      100   Merrill Lynch & Company, Inc.                           8,150          38
      200   National City Corporation                               8,975          42
      100   NationsBank Corporation                                 9,775          45
      300   Norwest Corporation                                    13,050          60
      200   Salomon, Inc.                                           9,425          44
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            FINANCIAL (continued)
      200   Student Loan Marketing Association                 $   18,625     $    86
      500   The Money Store, Inc.                                  13,813          64
      100   Torchmark Corporation                                   5,050          23
      600   USF&G Corporation                                      12,525          58
-------------------------------------------------------------------------------------
                                                                  296,770       1,373
-------------------------------------------------------------------------------------
            HEALTHCARE/MISCELLANEOUS--11.3%
      250   Abbott Laboratories                                    12,688          59
      300   American Home Products Corporation                     17,588          81
      100   *Amgen, Inc.                                            5,438          25
      200   Baxter International, Inc.                              8,200          38
      300   Becton Dickinson & Company                             13,013          60
      200   *Biogen, Inc.                                           7,750          36
      250   Bristol-Myers Squibb Company                           27,188         126
      600   *Cardiovascular Dynamics, Inc.                          7,800          36
      225   Columbia/HCA Healthcare Corporation                     9,169          42
      300   Eli Lilly & Company                                    21,900         101
      200   Guidant Corporation                                    11,400          53
      400   Johnson & Johnson                                      19,900          92
      300   Merck & Company, Inc.                                  23,775         110
      400   Pharmacia & Upjohn, Inc.                               15,850          73
      200   SmithKline Beecham PLC                                 13,600          63
      200   *St. Jude Medical, Inc.                                 8,525          40
      200   *Tenet Healthcare Corporation                           4,375          20
      200   Warner-Lambert Company                                 15,000          69
-------------------------------------------------------------------------------------
                                                                  243,159       1,124
-------------------------------------------------------------------------------------
            TECHNOLOGY--14.8%
      400   *Adaptec, Inc.                                         16,000          74
      200   *Andrew Corporation                                    10,613          49
      200   *Cascade Communications Corporation                    11,025          51
      300   *Cisco Systems, Inc.                                   19,088          88
      150   Computer Associates International, Inc.                 7,463          35
      200   *Dell Computer Corporation                             10,625          49
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
      400   Ericsson (L.M.) Telephone Co. (ADR) - Class "B"    $   12,075     $    56
      500   *ESS Technology, Inc.                                  14,063          65
      400   First Data Corporation                                 14,600          68
      400   Hewlett-Packard Company                                20,100          93
      100   *Informix Corporation                                   2,038           9
      200   Intel Corporation                                      26,188         121
      100   International Business Machines Corporation            15,100          70
      400   *Loral Space & Communications                           7,350          34
      100   Lucent Technologies, Inc.                               4,625          21
      400   *Microsoft Corporation                                 33,050         153
      300   Motorola, Inc.                                         18,413          85
      300   Nokia Corporation (ADR) - Class "A"                    17,288          80
      175   *Oracle Corporation                                     7,306          34
      200   Raytheon Company                                        9,625          45
      300   *Sterling Commerce, Inc.                               10,575          49
      400   *Sun Microsystems, Inc.                                10,275          48
      700   *SystemSoft Corporation                                10,413          48
      200   Texas Instruments, Inc.                                12,750          59
-------------------------------------------------------------------------------------
                                                                  320,648       1,484
-------------------------------------------------------------------------------------
            TRANSPORTATION--.7%
      100   *AMR Corporation                                        8,813          41
      200   Ryder System, Inc.                                      5,625          26
-------------------------------------------------------------------------------------
                                                                   14,438          67
-------------------------------------------------------------------------------------
            UTILITIES--3.4%
      200   Carolina Power & Light Company                          7,300          34
      400   CINergy Corporation                                    13,350          62
      200   Duke Power Company                                      9,250          43
      200   Enron Corporation                                       8,625          40
      250   FPL Group, Inc.                                        11,500          53
      200   PacifiCorp                                              4,100          19
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            UTILITIES (continued)
      200   Sonat, Inc.                                        $   10,300     $    48
      200   Texas Utilities Company                                 8,150          38
-------------------------------------------------------------------------------------
                                                                   72,575         337
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $1,535,546)            94.1%   2,033,266       9,412
OTHER ASSETS, LESS LIABILITIES                           5.9      126,969         588
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $2,160,235     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing.

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CORPORATE BONDS--89.8%
           AEROSPACE/DEFENSE--2.9%
$    200M  Howmet Corp., 10%, 2003                            $   219,000     $   131
     150M  K & F Industries, Inc., 10.375%, 2004                  159,000          95
     100M  Moog, Inc., 10%, 2006                                  105,750          63
-------------------------------------------------------------------------------------
                                                                  483,750         289
-------------------------------------------------------------------------------------
           APPAREL/TEXTILES--4.3%
     300M  Pillowtex Corp., 10%, 2006 (Note 4)                    310,500         185
     400M  Westpoint Stevens, Inc., 9.375%, 2005                  411,000         245
-------------------------------------------------------------------------------------
                                                                  721,500         430
-------------------------------------------------------------------------------------
           AUTOMOTIVE--3.3%
     150M  Lear Seating, Inc., 11.25%, 2000                       154,688          92
     350M  SPX Corp., 11.75%, 2002                                392,875         234
-------------------------------------------------------------------------------------
                                                                  547,563         326
-------------------------------------------------------------------------------------
           BUILDING MATERIALS--1.9%
     299M  ISP Holdings, Inc., 9.75%, 2002 (Note 4)               313,950         187
-------------------------------------------------------------------------------------
           CHEMICALS--5.9%
     300M  Harris Chemical North America, Inc., 10.25%, 2001      313,500         187
     400M  Rexene Corp., 11.75%, 2004                             452,000         269
     200M  Synthetic Industries, Inc., 12.75%, 2002               221,500         132
-------------------------------------------------------------------------------------
                                                                  987,000         588
-------------------------------------------------------------------------------------
           CONSUMER PRODUCTS--5.7%
     300M  Herff Jones, Inc., 11%, 2005                           322,500         192
     300M  Scholastic Brands, Inc., 11%, 2007 (Note 4)            306,750         183
     500M  Semi-Tech Corp., 0%-11.50%, 2003                       325,000         194
-------------------------------------------------------------------------------------
                                                                  954,250         569
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--2.4%
     400M  Radnor Holdings, 10%, 2003 (Note 4)                    408,000         243
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           DURABLE GOODS MANUFACTURING--1.3%
$    200M  Fairfield Manufacturing, Inc., 11.375%, 2001       $   211,000     $   126
-------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--2.8%
     350M  Essex Group, Inc., 10%, 2003                           362,250         216
     100M  Thermadyne Industries, Inc., 10.75%, 2003              102,250          61
-------------------------------------------------------------------------------------
                                                                  464,500         277
-------------------------------------------------------------------------------------
           ENERGY--8.0%
     300M  Falcon Drilling Co., Inc., 12.50%, 2005                336,000         200
     400M  Giant Industries, Inc., 9.75%, 2003                    418,000         249
     250M  Maxus Energy Corp., 11.50%, 2015                       263,438         157
     300M  United Meridian Corp., 10.375%, 2005                   328,500         196
-------------------------------------------------------------------------------------
                                                                1,345,938         802
-------------------------------------------------------------------------------------
           FINANCIAL--.7%
     100M  Terra Nova Holdings, PLC, 10.75%, 2005                 113,500          68
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--2.0%
     300M  Van de Kamps, 12%, 2005                                331,500         198
-------------------------------------------------------------------------------------
           GAMING/LODGING--3.3%
     250M  Casino America, Inc., 12.50%, 2003                     236,250         141
     250M  Grand Casinos, Inc., 10.125%, 2003                     253,750         151
     168M  SHRP Capital Corp., 11%, 2001                           68,157          41
-------------------------------------------------------------------------------------
                                                                  558,157         333
-------------------------------------------------------------------------------------
           HEALTHCARE--5.2%
     200M  Dade International, Inc., 11.125%, 2006                218,000         130
     300M  Ornda Healthcorp., 12.25%, 2002                        322,500         192
     300M  Tenet Healthcare Corporation, 10.125%, 2005            332,625         198
-------------------------------------------------------------------------------------
                                                                  873,125         520
-------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--11.6%
     500M  Bell Cablemedia, PLC, 0%-11.95%, 2004                  440,000         262
     650M  Echostar Communications Corp., 0%-12.875%, 2004        537,875         321
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION (continued)
$    300M  Garden State Newspapers, Inc., 12%, 2004           $   328,500     $   196
     300M  Grupo Televisa, S.A., 11.875%, 2006                    328,500         196
     300M  Rogers Cablesystems, Inc., 10%, 2005                   316,500         189
-------------------------------------------------------------------------------------
                                                                1,951,375       1,164
-------------------------------------------------------------------------------------
           MINING/METALS--9.4%
     274M  Carbide/Graphite Group, Inc., 11.50%, 2003             298,660         178
     400M  Euramax International PLC, 11.25%, 2006 (Note 4)       414,000         247
     200M  Gulf States Steel Inc., 13.50%, 2003                   190,000         113
     240M  UCAR Global Enterprises, Inc., 12%, 2005               276,900         165
     400M  Wheeling-Pittsburgh Steel Corp., 9.375%, 2003          390,000         232
-------------------------------------------------------------------------------------
                                                                1,569,560         935
-------------------------------------------------------------------------------------
           MISCELLANEOUS--2.7%
     100M  Allied Waste, North America, 10.25%, 2006 (Note
             4)                                                   105,250          63
     300M  Monarch Marking Systems, Inc., 12.50%, 2003            346,500         207
-------------------------------------------------------------------------------------
                                                                  451,750         270
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--9.3%
     300M  Gaylord Container Corp., 11.50%, 2001                  319,500         190
     200M  Rainy River Forest Products Co., Inc., 10.75%,
             2001                                                 218,000         130
     350M  Riverwood International, 10.25%, 2006                  346,500         207
     350M  S.D. Warren Co., Inc., 12%, 2004                       379,750         226
     300M  Stone Container Corp., 9.875%, 2001                    304,500         182
-------------------------------------------------------------------------------------
                                                                1,568,250         935
-------------------------------------------------------------------------------------
           REAL ESTATE/CONSTRUCTION--.9%
     150M  Continental Homes Holding Corp., 10%, 2006             156,375          93
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--2.3%
     450M  American Communication Services, Inc., 0%-13%,
             2005                                                 270,000         161
     200M  InterCel, Inc., 0%-12%, 2006                           121,450          72
-------------------------------------------------------------------------------------
                                                                  391,450         233
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
PRINCIPAL                                                                    INVESTED
  AMOUNT                                                                     FOR EACH
      OR                                                                   $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           TRANSPORTATION--3.9%
$    300M  Moran Transportation Co., 11.75%, 2004             $   325,500     $   194
     350M  Trism, Inc., 10.75%, 2000                              336,875         201
-------------------------------------------------------------------------------------
                                                                  662,375         395
-------------------------------------------------------------------------------------
           TOTAL VALUE OF CORPORATE BONDS (cost $14,554,103)   15,064,868       8,981
-------------------------------------------------------------------------------------
           COMMON STOCKS--.3%
           GAMING/LODGING--.0%
      45   *SHRP Equity, Inc.                                         203          --
-------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--.3%
   2,203   *Echostar Communications - Class "A"                    48,466          29
-------------------------------------------------------------------------------------
           TOTAL VALUE OF COMMON STOCKS (cost $0)                  48,669          29
-------------------------------------------------------------------------------------
           PREFERRED STOCKS--5.7%
           FINANCIAL SERVICES--2.0%
   3,000   California Federal Bank, 10.625%, Series "B"           333,750         199
-------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--1.7%
     239   PanAmSat Capital Corp., 12.75%                         290,482         173
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--2.0%
   9,000   S.D. Warren Co., Inc., 14%                             333,000         199
-------------------------------------------------------------------------------------
           TOTAL VALUE OF PREFERRED STOCKS (cost $794,195)        957,232         571
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
WARRANTS                                                                     INVESTED
      OR                                                                     FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           WARRANTS--.6%
           GAMING/LODGING--.0%
     200   *Goldriver Finance Corp., Liquidating Trust        $     1,400     $     1
-------------------------------------------------------------------------------------
           MINING/METALS--.0%
     200   *Gulf State Steel Acquistion Corp. (expiring
             4/1/03) (Note 4)                                         100          --
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.3%
   9,000   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note
             4)                                                    49,500          30
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--.3%
     450   *American Communication Services, Inc. (expiring
             11/1/05) (Note 4)                                     42,750          25
-------------------------------------------------------------------------------------
           TOTAL VALUE OF WARRANTS (cost $0)                       93,750          56
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--1.5%
$    250M  S.C. Johnson & Son, Inc., 7.00%, 1/2/97 (cost
             $249,951)                                            249,951         149
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $15,598,249)          97.9%   16,414,470       9,786
OTHER ASSETS, LESS LIABILITIES                          2.1       358,850         214
-------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $16,773,320     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing.

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            MUNICIPAL BONDS--97.8%
            ALABAMA--1.7%
$     250M  Coffee Cnty. Public Bldg. Authority, 6.10%,
              9/1/2016                                         $   258,125     $   167
--------------------------------------------------------------------------------------
            ARIZONA--3.4%
      250M  Maricopa County, Arizona Dev. Auth. Hosp. Facs.
              Rev. (Samaritan Health Services Series "A"),
              7%, 12/1/2016                                        297,187         193
      200M  Maricopa County, Arizona Sch. Dist. #80
              (Chandler), 6.25%, 7/1/2011                          219,250         142
--------------------------------------------------------------------------------------
                                                                   516,437         335
--------------------------------------------------------------------------------------
            CALIFORNIA--10.4%
            Los Angeles County, Calif. Transportation Comm.
              Sales Tax Revenue:
      100M    6.75%, 7/1/2001                                      111,375          72
      100M    6.90%, 7/1/2001                                      112,000          73
      500M  San Francisco, Calif. City & Cnty. Redev. Agy.
              (Moscone Ctr.), 6.75%, 7/1/2015                      553,750         359
      250M  San Francisco, Calif. City & County Parking
              Auth., 7%, 6/1/2012                                  285,312         185
      250M  San Jose, Redev. Agcy. Tax Allocation, 6%,
              8/1/2015                                             267,812         174
      250M  Santa Ana, Calif. Finance Authority, 6.25%,
              7/1/2015                                             275,937         179
--------------------------------------------------------------------------------------
                                                                 1,606,186       1,042
--------------------------------------------------------------------------------------
            COLORADO--2.6%
      350M  Roaring Fork, Colorado General Obligation, 6.60%,
              6/15/2004*                                           392,437         255
--------------------------------------------------------------------------------------
            CONNECTICUT--2.8%
      400M  Connecticut State Special Tax Oblig. Rev., 6.10%,
              10/1/2011                                            423,500         275
--------------------------------------------------------------------------------------
            DELAWARE--.9%
      130M  Delaware Cnty. Hosp. Auth. (Ball Memorial Hosp.),
              6.625%, 8/1/2006                                     141,050          91
--------------------------------------------------------------------------------------
            GEORGIA--6.2%
      100M  Cherokee County, Ga. Water & Sewer Auth. Rev.,
              7.10%, 8/1/2000*                                     110,875          72
      350M  Milledgeville, Ga. Water & Sewer Revenue, 6%,
              12/1/2021                                            373,188         242
      500M  Richmond, Ga. Water & Sewer Revenue, 5.125%,
              10/1/2017                                            476,250         309
--------------------------------------------------------------------------------------
                                                                   960,313         623
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ILLINOIS--12.0%
$     500M  Chicago, Illinois Board of Education, 6.25%,
              12/1/2012                                        $   543,750     $   353
      500M  Chicago, Illinois General Obligation, 6%,
              1/1/2010                                             528,125         343
      100M  Du Paige Water Commission, Ill. Water Rev.,
              6.875%, 5/1/1997*                                    103,063          67
      500M  Illinois Dev. Fin. Auth. (Rockford School 205),
              6.55%, 2/1/2009                                      558,750         363
      100M  Will County School District General Obligation,
              7.10%, 12/1/2009                                     117,625          76
--------------------------------------------------------------------------------------
                                                                 1,851,313       1,202
--------------------------------------------------------------------------------------
            IOWA--3.3%
      500M  Iowa Finance Auth. Rev. Correctional Facility
              Program, 5.75%, 6/15/2016                            513,125         333
--------------------------------------------------------------------------------------
            MAINE--1.8%
      250M  Maine Municipal Bond Bank, 6.50%, 11/1/2014            272,500         177
--------------------------------------------------------------------------------------
            MASSACHUSETTS--3.4%
      500M  Mass. Bay Transn. Auth. Gen. Transn. Sys. Series
              "A", 5.80%, 3/1/2013                                 523,125         339
--------------------------------------------------------------------------------------
            MICHIGAN--1.9%
    1,000M  Howell, Michigan Public Schools General
              Obligation, Zero Coupon, 5/1/2006*                   285,000         185
--------------------------------------------------------------------------------------
            MISSOURI--5.1%
      200M  Liberty, Missouri Sewer System Rev., 6.15%,
              2/1/2015                                             212,000         138
      500M  Missouri State Health & Educational Facilities
              Auth. (BJC Health Systems Series "A"), 6.75%,
              5/15/2010                                            572,500         371
--------------------------------------------------------------------------------------
                                                                   784,500         509
--------------------------------------------------------------------------------------
            NEVADA--.6%
       80M  Reno Hosp. Rev. (St. Mary's Hospital), 7.75%,
              1/1/2000*                                             88,900          58
--------------------------------------------------------------------------------------
            NEW JERSEY--3.3%
      485M  New Jersey Housing & Mortgage Fin. Rev., 6.55%,
              10/1/2010                                            514,100         334
--------------------------------------------------------------------------------------
            NEW YORK--6.4%
      290M  New York City Municipal Water Fin. Auth., 5.875%,
              6/15/2012                                            305,225         198
      700M  New York State Dorm. Auth. Revs. (Cooper Union),
              5.375%, 7/1/2016                                     682,500         443
--------------------------------------------------------------------------------------
                                                                   987,725         641
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            NORTH CAROLINA--2.8%
$     430M  North Carolina Central Univ. Rev. Hsg. Sys.,
              5.75%, 11/1/2015                                 $   436,988     $   284
--------------------------------------------------------------------------------------
            OHIO--3.0%
      500M  North Olmstead, Ohio General Obligation, 5%,
              12/1/2016                                            468,125         304
--------------------------------------------------------------------------------------
            OKLAHOMA--3.6%
      500M  Grand River Dam Authority Revenue, 6.25%,
              6/1/2011                                             552,500         359
--------------------------------------------------------------------------------------
            OREGON--1.6%
      250M  Tillamook County, Oregon General Obligation,
              5.60%, 1/15/2012                                     253,125         164
--------------------------------------------------------------------------------------
            PENNSYLVANIA--3.9%
      200M  Jeannette, Pa. School District General
              Obligation, 6.65%, 6/1/2001*                         217,250         141
      350M  Philaldelphia, Pa. Water & Wastewater Rev.,
              6.25%, 8/1/2012                                      381,938         248
--------------------------------------------------------------------------------------
                                                                   599,188         389
--------------------------------------------------------------------------------------
            PUERTO RICO--6.8%
      425M  Puerto Rico Commonwealth Hwy. & Transn. Auth.
              Hwy. Rev., 6.25%, 7/1/2014                           470,688         305
      545M  Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl.
              Facs., 6.25%, 7/1/2016                               580,425         377
--------------------------------------------------------------------------------------
                                                                 1,051,113         682
--------------------------------------------------------------------------------------
            RHODE ISLAND--1.4%
      200M  Rhode Island Convention Center Authority Series
              "A", 6.70%, 5/15/2001                                220,500         143
--------------------------------------------------------------------------------------
            TEXAS--8.9%
      505M  Austin, Texas Utility System Rev., 6%, 11/15/2013      539,088         350
      500M  Harris County General Obligation, 6.50%,
              8/15/2013                                            560,355         364
      250M  Houston, Water Conveyance System Cert. of Part.,
              6.25%, 12/15/2012                                    274,375         178
--------------------------------------------------------------------------------------
                                                                 1,373,818         892
--------------------------------------------------------------------------------------
            TOTAL VALUE OF MUNICIPAL BONDS (cost $14,118,903)   15,073,693       9,783
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            SHORT-TERM TAX EXEMPT INVESTMENTS--1.3%
            NEW YORK--.7%
$     100M  New York City General Obligation Adjustable Rate
              Note, 4.50%**                                    $   100,000     $    65
--------------------------------------------------------------------------------------
            OHIO--.6%
      100M  Ohio State Air Quality Dev. Auth. Rev. Adjustable
              Rate Note, 4.70%**                                   100,000          65
--------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM TAX EXEMPT INVESTMENTS
             (cost $200,000)                                       200,000         130
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $14,318,903)           99.1%   15,273,693       9,913
OTHER ASSETS, LESS LIABILITIES                           0.9       134,736          87
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $15,408,429     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. Interest rate shown is the rate in effect at December 31, 1996.

                       See notes to financial statements

                     [This page intentionally left blank.]

STATEMENT OF ASSETS AND LIABILITIES
EXECUTIVE INVESTORS TRUST
December 31, 1996

---------------------------------------------------------------------------
                                         BLUE CHIP  HIGH YIELD  INSURED TAX
                                              FUND        FUND  EXEMPT FUND
---------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $1,535,546 $15,598,249 $14,318,903
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------
  At value (Note 1A)...................  $2,033,266 $16,414,470 $15,273,693
Cash...................................    133,688      56,778       58,111
Receivables:
  Interest and dividends...............      2,733     309,007      214,984
  Trust shares sold....................        186     119,844       53,427
Other assets...........................          4       4,966           17
                                         ---------  ----------  -----------
Total Assets...........................  2,169,877  16,905,065   15,600,232
                                         ---------  ----------  -----------
LIABILITIES
Payables:
  Cash portion of dividend payable
    January 15, 1997...................      4,560      84,735       54,829
  Trust shares redeemed................        209       6,536      118,318
Accrued expenses.......................      4,425      33,535       15,426
Accrued advisory fee...................        448       6,939        3,230
                                         ---------  ----------  -----------
Total Liabilities......................      9,642     131,745      191,803
                                         ---------  ----------  -----------
NET ASSETS.............................  $2,160,235 $16,773,320 $15,408,429
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------
NET ASSETS CONSIST OF:
Capital paid in........................  $1,661,153 $20,898,563 $14,451,641
Undistributed net investment income....      1,362     153,929        1,998
Accumulated net realized loss on
  investment transactions..............         --  (5,095,393)          --
Net unrealized appreciation in value of
  investments..........................    497,720     816,221      954,790
                                         ---------  ----------  -----------
Total..................................  $2,160,235 $16,773,320 $15,408,429
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING..........................    117,690   2,125,233    1,114,951
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE
  (Net assets divided by trust shares
  outstanding).........................  $   18.36  $     7.89  $     13.82
                                         ---------       -----  -----------
                                         ---------       -----  -----------
MAXIMUM OFFERING PRICE PER SHARE (Net
  asset value/.9525)*..................  $   19.28  $     8.28  $     14.51
                                         ---------       -----  -----------
                                         ---------       -----  -----------

* On purchases of $100,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
EXECUTIVE INVESTORS TRUST
Year Ended December 31, 1996

---------------------------------------------------------------------------
                                         BLUE CHIP  HIGH YIELD  INSURED TAX
                                              FUND        FUND  EXEMPT FUND
---------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $   5,734  $1,610,754  $   833,742
  Dividends (Note 1F)..................     30,378      64,471           --
  Consent fees.........................         --      30,980           --
                                         ---------  ----------  -----------
Total income...........................     36,112   1,706,205      833,742
                                         ---------  ----------  -----------
Expenses (Notes 1F and 3):
  Advisory fee.........................     17,351     161,441      148,917
  Distribution plan expenses...........      8,675      80,721       74,459
  Shareholder servicing costs..........      2,992      19,886        8,257
  Professional fees....................      4,293      15,624       10,075
  Custodian fees.......................      3,478       6,326        4,951
  Reports and notices to
    shareholders.......................      1,595       7,973        3,805
  Other expenses.......................      1,121       2,156        4,517
                                         ---------  ----------  -----------
Total expenses.........................     39,505     294,127      254,981
Less: Expenses waived or assumed.......    (24,210)    (96,865)    (139,456)
     Custodian fees paid indirectly....     (2,180)     (4,888)      (3,833)
                                         ---------  ----------  -----------
Net expenses...........................     13,115     192,374      111,692
                                         ---------  ----------  -----------
Net investment income..................     22,997   1,513,831      722,050
                                         ---------  ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain (loss) on
  investments..........................    118,654    (139,925)     120,145
Net unrealized appreciation
  (depreciation) of investments........    199,645     707,493     (215,936)
                                         ---------  ----------  -----------
Net gain (loss) on investments.........    318,299     567,568      (95,791)
                                         ---------  ----------  -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $ 341,296  $2,081,399  $   626,259
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
EXECUTIVE INVESTORS TRUST

----------------------------------------------------------------

                                              BLUE CHIP FUND
                                          ----------------------
YEAR ENDED DECEMBER 31                          1996        1995
----------------------------------------  ----------  ----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income.................  $   22,997  $   24,113
  Net realized gain (loss) on
    investments.........................     118,654      61,724
  Net unrealized appreciation
    (depreciation) of investments.......     199,645     282,537
                                          ----------  ----------
    Net increase in net assets resulting
      from operations...................     341,296     368,374
                                          ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.................     (24,266)    (23,522)
  Net realized gains....................    (118,654)    (61,724)
                                          ----------  ----------
    Total distributions.................    (142,920)    (85,246)
                                          ----------  ----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold.............     602,423     209,332
  Value of distributions reinvested.....     137,288      79,327
  Cost of shares redeemed...............    (204,360)   (186,017)
                                          ----------  ----------
  Net increase (decrease) from trust
    share transactions..................     535,351     102,642
                                          ----------  ----------
    Net increase in net assets..........     733,727     385,770
NET ASSETS
  Beginning of year.....................   1,426,508   1,040,738
                                          ----------  ----------
  End of year+..........................  $2,160,235  $1,426,508
                                          ----------  ----------
                                          ----------  ----------
+Includes undistributed net investment
 income of..............................  $    1,362  $    2,631
                                          ----------  ----------
                                          ----------  ----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold..................................      34,030      13,332
  Issued for distributions reinvested...       7,503       4,767
  Redeemed..............................     (11,252)    (12,330)
                                          ----------  ----------
  Net increase (decrease) in trust
    shares..............................      30,281       5,769
                                          ----------  ----------
                                          ----------  ----------

                       See notes to financial statements

--------------------------------------------------------------------------------------------
                                                                            INSURED
                                              HIGH YIELD FUND           TAX EXEMPT FUND
                                          ------------------------  ------------------------
                                                 1996         1995         1996         1995
----------------------------------------  -----------  -----------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income.................  $ 1,513,831  $ 1,473,593  $   722,050  $   636,876
  Net realized gain (loss) on
    investments.........................     (139,925)    (264,699)     120,145      288,360
  Net unrealized appreciation
    (depreciation) of investments.......      707,493    1,510,599     (215,936)   1,271,346
                                          -----------  -----------  -----------  -----------
    Net increase in net assets resulting
      from operations...................    2,081,399    2,719,493      626,259    2,196,582
                                          -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.................   (1,455,005)  (1,414,951)    (722,005)    (638,733)
  Net realized gains....................           --           --     (120,145)    (260,877)
                                          -----------  -----------  -----------  -----------
    Total distributions.................   (1,455,005)  (1,414,951)    (842,150)    (899,610)
                                          -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold.............    2,505,007    1,793,924    3,948,019    2,766,768
  Value of distributions reinvested.....      618,840      578,661      520,606      538,422
  Cost of shares redeemed...............   (2,649,367)  (3,146,609)  (2,186,795)  (1,622,298)
                                          -----------  -----------  -----------  -----------
  Net increase (decrease) from trust
    share transactions..................      474,480     (774,024)   2,281,830    1,682,892
                                          -----------  -----------  -----------  -----------
    Net increase in net assets..........    1,100,874      530,518    2,065,939    2,979,864
NET ASSETS
  Beginning of year.....................   15,672,446   15,141,928   13,342,490   10,362,626
                                          -----------  -----------  -----------  -----------
  End of year+..........................  $16,773,320  $15,672,446  $15,408,429  $13,342,490
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
+Includes undistributed net investment
  income of.............................  $   153,929  $    95,103  $     1,998  $     1,953
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold..................................      322,959      244,106      286,274      201,812
  Issued for distributions reinvested...       79,911       78,556       37,872       39,073
  Redeemed..............................     (341,193)    (429,347)    (159,446)    (117,810)
                                          -----------  -----------  -----------  -----------
  Net increase (decrease) in trust
    shares..............................       61,677     (106,685)     164,700      123,075
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

1. SIGNIFICANT ACCOUNTING POLICIES--The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of unlimited shares of beneficial interest of the Blue Chip Fund, the High Yield Fund, and the Insured Tax Exempt Fund, and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation.

INSURED TAX EXEMPT FUND seeks to provide a high level of interest income which is exempt from federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Trust's officers in a manner specifically authorized by the trustees.

Securities in the High Yield Fund may also be priced by a pricing service which uses quotations obtained from investment dealers or brokers, and other available information in determining value.

The municipal bonds in which the Insured Tax Exempt Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily on the basis of valuations provided by a pricing service approved by the trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers in determining value. "When issued securities" are reflected in the assets of the Fund as of the date the securities are purchased.

The municipal bonds held by the Insured Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. It is the intention of the Fund to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar securities which are not in default. The Fund may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Trust to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At December 31, 1996, the High Yield Fund had capital loss carryovers of $4,971,915 of which $3,364,392 expires in 1998, $1,286,892 expires in 1999, $211,168 expires in 2003 and $109,463 expires in 2004.

C. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

D. Distributions to Shareholders--Dividends from net investment income to the shareholders of the High Yield Fund and the Insured Tax Exempt Fund are declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund are declared and paid quarterly. Distributions from net realized capital gains are declared and paid annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

E. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1996, the High Yield Fund recognized $32,192 of dividend income from these taxable "pay in kind" distributions. The Fund's custodian has provided credits in the amount of $10,901 against custodian charges based on the uninvested cash balances of the Funds.

2. SECURITY TRANSACTIONS--For the year ended December 31, 1996, purchases and sales of securities other than United States Treasury bills and short-term notes, were as follows:

                                         BLUE CHIP  HIGH YIELD  INSURED TAX
                                              FUND        FUND  EXEMPT FUND
                                         ---------  ----------  -----------
Cost of purchases......................  $1,163,034 $4,425,431  $18,774,403
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------
Proceeds of sales......................  $ 800,445  $4,272,116  $16,701,113
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

At December 31, 1996, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                         BLUE CHIP  HIGH YIELD  INSURED TAX
                                              FUND        FUND  EXEMPT FUND
                                         ---------  ----------  -----------
Aggregate cost.........................  $1,535,546 $15,598,249 $14,318,903
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------
Gross unrealized appreciation..........  $ 513,615  $1,145,185  $   960,465
Gross unrealized depreciation..........     15,895     328,964        5,675
                                         ---------  ----------  -----------
Net unrealized appreciation............  $ 497,720  $  816,221  $   954,790
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Trust are officers and directors of its investment adviser, Executive Investors Management Company, Inc. ("EIMCO"), its underwriter, Executive Investors Corporation ("EIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's Individual Retirement Accounts. Officers and trustees received no remuneration from the Trust for serving in such capacities. Their remuneration (together with certain other expenses of the Trust) is paid by EIMCO or First Investors Corporation ("FIC"), an affiliated dealer.

The Investment Advisory Agreement provides as compensation to EIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Fund' average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The total advisory fees earned by EIMCO from all Funds was $327,709 of which $205,422 was waived. In addition, expenses of $22,338 were assumed by EIMCO.

For the year ended December 31, 1996, EIC, as underwriter of the Trust, received $22,001 in commissions from the sale of Trust shares, after allowing $8,663 to FIC and $107,069 to other dealers. Shareholder servicing costs included $28,512 paid in transfer agent fees and out of pocket expenses to ADM and $2,623 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay a fee equal to .50% of its average net assets on an annualized basis each fiscal year, payable quarterly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. Total 12b-1 fees accrued to EIC amounted to $163,855 (of which $32,771 was waived).

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1996, the High Yield Fund held nine 144A securities with an aggregate value of $1,950,800 representing 11.6% of the High Yield Fund's net assets. These securities are valued as set forth in Note 1A.

                 (This page has been intentionally left blank.)

FINANCIAL HIGHLIGHTS
EXECUTIVE INVESTORS TRUST

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------------------------
                                                                          P E R S H A R E D A T A
                                          ---------------------------------------------------------------------------------------

                                                        INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                                          NET ASSET  ---------------------------------------          FROM
                                              VALUE                NET REALIZED               --------------------
                                          ---------         NET  AND UNREALIZED   TOTAL FROM         NET       NET
                                          BEGINNING  INVESTMENT  GAIN (LOSS) ON   INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                          OF PERIOD      INCOME     INVESTMENTS   OPERATIONS      INCOME     GAINS  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
5/17/90* to 12/31/90....................  $   11.43  $      .16  $         (.52)  $     (.36) $      .16  $     --  $         .16
1991....................................      10.91         .31            2.68         2.99         .30       .11            .41
1992....................................      13.49         .25             .30          .55         .26        --            .26
1993....................................      13.78         .23             .88         1.11         .23       .59            .82
1994....................................      14.07         .24            (.41)        (.17)        .22       .93           1.15
1995....................................      12.75         .30            4.30         4.60         .29       .74           1.03
1996....................................      16.32         .22            3.13         3.35         .24      1.07           1.31
HIGH YIELD FUND
3/24/87* to 12/31/87....................       9.60         .73           (1.12)        (.39)        .74        --            .74
1988....................................       8.47        1.22             .52         1.74        1.20        --           1.20
1989....................................       9.01        1.18           (1.25)        (.07)       1.20        --           1.20
1990....................................       7.74         .95           (1.84)        (.89)        .96        --            .96
1991....................................       5.89         .82            1.17         1.99         .78        --            .78
1992....................................       7.10         .80             .29         1.09         .76        --            .76
1993....................................       7.43         .72             .50         1.22         .76        --            .76
1994....................................       7.89         .70            (.87)        (.17)        .74        --            .74
1995....................................       6.98         .70             .58         1.28         .67        --            .67
1996....................................       7.59         .72             .28         1.00         .70        --            .70
INSURED TAX EXEMPT FUND
7/26/90* to 12/31/90....................      11.43         .22             .20          .42         .14        --            .14
1991....................................      11.71         .78             .72         1.50         .78       .04            .82
1992....................................      12.39         .74             .59         1.33         .72       .17            .89
1993....................................      12.83         .71            1.27         1.98         .72       .32           1.04
1994....................................      13.77         .68           (1.23)        (.55)        .69        --            .69
1995....................................      12.53         .72            1.80         2.52         .73       .28           1.01
1996....................................      14.04         .66            (.10)         .56         .67       .11            .78

(a) Annualized
* Commencement of operations
** Calculated without sales charges
+ Some or all expenses have been waived or assumed from commencement of operations through December 31, 1996 (Note 3).
++ Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------------------------------
                                                                    R A T I O S / S U P P L E M E N T A L D A T A
                                                    ------------------------------------------------------------------------------
                                         ---------
                                                                                                   RATIO TO AVERAGE
                                                                             RATIO TO AVERAGE     NET ASSETS BEFORE
                                                                                                  EXPENSES WAIVED OR
                                                                               NET ASSETS+             ASSUMED
                                         NET ASSET              NET ASSETS  ------------------    ------------------
                                             VALUE    TOTAL         END OF                 NET                   NET     PORTFOLIO
                                         ---------   RETURN         PERIOD            INVESTMENT            INVESTMENT    TURNOVER
                                               END       **            (IN  EXPENSES    INCOME    EXPENSES    INCOME          RATE
                                         OF PERIOD      (%)     THOUSANDS)     (%)         (%)       (%)         (%)           (%)
----------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
5/17/90* to 12/31/90.................... $   10.91    (6.02)(a) $      313      --        2.74(a)   4.67(a)    (1.93)(a)        21
1991....................................     13.49    27.65            677     .03        2.58      3.72       (1.11)           31
1992....................................     13.78     4.13            786     .41        1.95      2.55        (.19)           50
1993....................................     14.07     8.13            956     .50        1.63      2.30        (.17)           47
1994....................................     12.75    (1.21)         1,041     .50        1.82      2.54        (.22)           89
1995....................................     16.32    36.30          1,427     .50        1.99      2.20         .29            33
1996....................................     18.36    20.62          2,160     .75        1.33      2.28        (.20)           50
HIGH YIELD FUND
3/24/87* to 12/31/87....................      8.47    (5.55)(a)      1,156      --        7.06(a)   1.78(a)     5.27(a)         27
1988....................................      9.01    21.31          9,205      --       13.63      2.14       11.49            56
1989....................................      7.74    (1.11)        20,335      --       13.61      1.82       11.79            36
1990....................................      5.89   (12.51)        11,683     .31       13.71      1.94       12.08            44
1991....................................      7.10    35.38         11,071     .95       12.22      2.17       11.00            40
1992....................................      7.43    16.89         10,491    1.29       10.72      2.10        9.90            83
1993....................................      7.89    17.04         14,231    1.34        9.49      1.95        8.88            89
1994....................................      6.98    (2.32)        15,142    1.33        9.45      1.88        8.90            53
1995....................................      7.59    19.08         15,672    1.35        9.52      1.90        8.97            69
1996....................................      7.89    13.69         16,773    1.22        9.38      1.82        8.78            27
INSURED TAX EXEMPT FUND
7/26/90* to 12/31/90....................     11.71     8.00(a)         653     .09(a)     4.41(a)   1.70(a)     2.79(a)          0
1991....................................     12.39    13.20          4,369     .12        6.23      2.41        3.94           112
1992....................................     12.83    11.03          5,875     .47        5.88      1.89        4.47           131
1993....................................     13.77    15.74          9,447     .50        5.29      1.68        4.11            97
1994....................................     12.53    (3.95)        10,363     .50        5.39      1.80        4.09           215
1995....................................     14.04    20.53         13,342     .50        5.35      1.74        4.11           147
1996....................................     13.82     4.11         15,408     .75        4.85      1.71        3.89           116


                                             AVERAGE
                                          COMMISSION
                                                RATE
                                                  ++
---------------------------------------------------------------
BLUE CHIP FUND
5/17/90* to 12/31/90....................        $N/A
1991....................................         N/A
1992....................................         N/A
1993....................................         N/A
1994....................................         N/A
1995....................................         N/A
1996....................................       .0689
HIGH YIELD FUND
3/24/87* to 12/31/87....................         N/A
1988....................................         N/A
1989....................................         N/A
1990....................................         N/A
1991....................................         N/A
1992....................................         N/A
1993....................................         N/A
1994....................................         N/A
1995....................................         N/A
1996....................................         N/A
INSURED TAX EXEMPT FUND
7/26/90* to 12/31/90....................         N/A
1991....................................         N/A
1992....................................         N/A
1993....................................         N/A
1994....................................         N/A
1995....................................         N/A
1996....................................         N/A

(a) Annualized
* Commencement of operations
** Calculated without sales charges
+ Some or all expenses have been waived or assumed from commencement of operations through December 31, 1996 (Note 3).
++ Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Trustees of
Executive Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Executive Investors Blue Chip Fund, Executive Investors High Yield Fund and Executive Investors Insured Tax Exempt Fund (comprising Executive Investors Trust), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Executive Investors Blue Chip Fund, Executive Investors High Yield Fund and Executive Investors Insured Tax Exempt Fund as of December 31, 1996, and the results of their operations, changes in their net assets and financial highlights for the respective periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 1997

                     [This page intentionally left blank.]

EXECUTIVE INVESTORS TRUST

TRUSTEES
-------------------------------------------

JAMES J. COY

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

GEORGE V. GANTER
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

EXECUTIVE INVESTORS TRUST

SHAREHOLDER INFORMATION
-------------------------------------------

INVESTMENT ADVISER
EXECUTIVE INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
EXECUTIVE INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Trust will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Trust's prospectus.

EXECUTIVE
INVESTORS
TRUST

Blue Chip Fund
High Yield Fund
Insured Tax Exempt Fund


ANNUAL
REPORT

DECEMBER 31, 1996


Vertically reading from bottom to top in the center of the page the words "EXECUTIVE INVESTORS" appear.

The following appears in a box to the left of the above language:

EXECUTIVE INVESTORS

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

Our business is...putting investors first

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EIHY-107